Long-Term Debt Covenants Description (Details) $ in Thousands	12 Months Ended
	Dec. 31, 2016 USD ($)	Dec. 31, 2015 USD ($)
Debt Instrument [Line Items]
Ratio Of EBITDA To Net Interest Expense	2
Restricted cash	$ 18,000	$ 17,000
Net Total Indebtedness to the aggregate Market Value of the Total fleet	72.50%
Collateral Maintenance Requirement	125.00%
Debt Instrument Covenant Description	The Partnership's credit facilities contain customary ship finance covenants, including restrictions as to changes in management and ownership of the mortgaged vessels, the incurrence of additional indebtedness and the mortgaging of vessels and requirements such as, the ratio of EBITDA to Net Interest Expenses to be no less than 2:1, a minimum cash requirement of $500 per vessel, and the ratio of net Total Indebtedness to the aggregate Market Value of the fleet not to exceed 0.725:1. As of December 31, 2016 and 2015, restricted cash amounted to $18,000 and $17,000, respectively and is presented under other non-current assets. The credit facilities also contain a collateral maintenance requirement under which the aggregate fair market value of the collateral vessels should not be less than 120% for the 2015 credit facility and 125% for the other credit facilities, of the aggregate outstanding amount under these facilities. Also the vessel-owning companies may pay dividends or make distributions when no event of default has occurred and the payment of such dividend or distribution has not resulted in a breach of any of the financial covenants. As of December 31, 2016 and 2015 the Partnership was in compliance with all financial covenants.
2015 Credit Facility
Debt Instrument [Line Items]
Collateral Maintenance Requirement	120.00%
Minimum
Debt Instrument [Line Items]
Restricted cash	$ 500